Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.2544%



        Excess Protection Level
          3 Month Average  5.92%
          June, 1999  5.12%
          May, 1999  7.57%
          April, 1999  5.06%


        Cash Yield                                  17.44%


        Investor Charge Offs                        5.06%


        Base Rate                                   7.25%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,888,448,838.93